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US ORDER, INC.                               This Proxy is Solicited on Behalf
13100 Worldgate Drive, Suite 600             of the Board of Directors The
Herndon, Virginia 20170                      undersigned hereby appoints William
                                             F. Gerog, John C. Backus and
                                             Albert N. Werglty as Proxies, each
                                             such person acting individually
                                             with the power to appoint his or
                                             her substitute, and hereby
                                             authorizes them to represent and
                                             to VOTE, as designated below, all
                 PROXY                       shares of Common Stock of US Order,
                                             Inc., held of record by the under-
                                             signed on October 4, 1996 at the
                                             Special Meeting of Stockholders to
                                             be held on November 7, 1996 or any
                                             adjournment thereof.


1. APPROVAL AND ADOPTION OF AGREEMENT AND PLAN OF MERGER

           [_]FOR          [_]AGAINST     [_]ABSTAIN

2. IN THEIR DISCRETION, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     This Proxy is solicited on behalf of the Board of Directors and unless a contrary direction is indicated will be voted at the meeting FOR approval and adoption of the Agreement and Plan of Merger.

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Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                             -----------------------------------
MANAGEMENT URGES YOU TO SIGN AND RETURN      Signature
THIS PROXY IMMEDIATELY TO INSURE ITS
VOTE AT THE SPECIAL MEETING TO BE HELD       -----------------------------------
NOVEMBER 7, 1996                             Signature if held jointly

                                             Dated__________________________1996
                                                  No postage is required if
                                                  returned in enclosed the
                                                  envelope and mailed in the
                                                  United States.